EX-99.2


               BANA 1999, 2000 and 2001 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO

            I, H. Randall Chestnut, Senior Vice President of Bank of America, N.A., as servicer and/or as successor to Bank of America, FSB (collectively, the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar year 2003 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar year 2003.

Dated:  March 18, 2004


                                       BANK OF AMERICA, N.A.,
                                          as Servicer


                                       By:  /S/ H. Randall Chestnut
                                          --------------------------------------
                                          Name:   H. Randall Chestnut
                                          Title:  Senior Vice President

                                                                       EXHIBIT I


                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
===============================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    January 25, 2000           2000-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 28, 2000             2000-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 25, 2000               2000-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2000              2000-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2000         2000-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 26, 2000           2000-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 21, 2000          2000-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 25, 2001           2001-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 22, 2001          2001-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 27, 2001             2001-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 29, 2001             2001-4
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Bank of America Mortgage Securities,    April 24, 2001             2001-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 24, 2001             2001-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 24, 2001               2001-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 29, 2001               2001-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2001              2001-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 27, 2001              2001-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 24, 2001              2001-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2001              2001-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 23, 2001            2001-9
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 28, 2001            2001-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 25, 2001         2001-10
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 23, 2001           2001-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-11
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-12
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 24, 2002           2002-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 24, 2002           2002-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 21, 2002          2002-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 21, 2002          2002-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 26, 2002             2002-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 25, 2002             2002-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 25, 2002             2002-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 26, 2002             2002-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 23, 2002               2002-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 23, 2002               2002-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2002              2002-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 25, 2002              2002-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2002              2002-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 25, 2002              2002-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 25, 2002              2002-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 27, 2002            2002-I
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2002         2002-J
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 27, 2002         2002-K
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 27, 2002            2002-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2002         2002-9
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 24, 2002, as       2002-10
Inc., Bank of America, N.A. and The     amended by Amendment
Bank of New York                        No. 1, dated January
                                        30, 2004

                   BA Mortgage 1999 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO

            I, H. Randall Chestnut, Senior Vice President of BA Mortgage, LLC, as successor to NationsBanc Mortgage Corporation (the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar year 2003 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar year 2003.


Dated:  March 18, 2004


                                       BA MORTGAGE, LLC,
                                          as Servicer


                                       By: /S/ H. Randall Chestnut
                                          --------------------------------------
                                          Name:   H. Randall Chestnut
                                          Title:  Senior Vice President

                                                                       EXHIBIT I


                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
===============================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York